Note 10 - Income Taxes	12 Months Ended
Mar. 31, 2012
Income Tax Disclosure [Text Block]
10. INCOME TAXES

The tax effect of temporary differences that give rise to future income tax assets are as follows:

	Year ended March 31,
	2012	2011
Deferred income tax assets:
Net operating losses	$30,731	$29,018
Accrued liabilities	61	374
Inventory allowance	260	212
Other items	42	13
Valuation allowance	(31,094)	(29,617)
Deferred tax asset	$—	$—

The provision for income taxes varies from the expected provision at statutory rates for the following reasons:

	Year ended March 31,
	2012	2011
Combined basic US and Canadian statutory rates, respectively	35%	35%
Recovery of income taxes based on the above rates	$(183)	$(2,236)
Increase in income taxes resulting from:
Permanent difference—stock compensation	255	359
Permanent difference—meals & entertainment	13	10
Permanent difference—financing fees	—	860
Change in valuation allowance	(85)	1,007
	$—	$—

The Company has accumulated net operating losses for income tax purposes totaling approximately $87,803, which under certain conditions, may be carried forward and applied to reduce future year’s taxable income. Such losses may be subject to limitation under IRC Section 382 if there was a change in control as defined by the Internal Revenue Service. The potential benefit associated with these losses is not reflected in these statements as management does not believe that recovery is more likely than not. The right to claim these losses will expire beginning 2018.

Tax years that remain open for examination by the Internal Revenue Service include 2008, 2009, 2010, and 2011. In addition, tax years from 1997 to 2011 may be subject to examination by the Internal Revenue Service to the extent that the Company utilizes the net operating losses from those years in its current or future year tax returns.